SECURITY AGREEMENT
                                   (Equipment)

For value received, the undersigned ("Debtor") grants to Comerica Bank, a Michigan banking corporation, whose address is 500 Woodward Avenue, Detroit, Michigan 48226 ("Bank"), a security interest in all Equipment and Fixtures of Debtor wherever located, now owned or later acquired, and also in (a) all other similar property, wherever located, now owned or later acquired by Debtor, (b) all additions, attachments, accessions, parts, replacements, substitutions and renewals of or for all Equipment and Fixtures of Debtor, wherever located, now owned or later acquired, (c) all of Debtor's Property in Possession of Bank, and
(d) the Proceeds and products of all of the above, to secure payment of any and all sums, indebtedness and liabilities of any and every kind now owing or later to become due to the Bank from Debtor or from Continental Pharmacy, Inc. ("CPI"), Preferred Rx, Inc. ("Preferred"), Automated Scripts, Inc. ("ASI"), or Valley Physicians Services, Inc. ("VPSI") (Debtor, CPI, Preferred, ASI and VPSI are sometimes collectively hereinafter referred to as the "Borrower") or any or all of them, during the term of this Agreement, however created, incurred, evidenced, acquired or arising, whether under any note(s), guaranty(ies), letter of credit agreement(s), evidence(s) of indebtedness or under any other instrument, obligation, guaranty, contract or agreement or dealing of any and every kind now existing or later entered into between the Debtor or the Borrower and the Bank, or otherwise, and whether direct, indirect, primary, secondary, fixed, contingent, joint or several, due or to become due, together with interest and charges, and including, without limit, all present and future indebtedness or obligations of third parties to the Bank which is guaranteed by the Debtor or the Borrower or any or all of them and the present or future indebtedness originally owing by the Debtor or the Borrower or any or all of them to third parties and assigned by third parties to the Bank, and any and all renewals, extensions or modifications of any of them (the "Indebtedness").

1. Definitions. As used in this Agreement:

       1.1 "Collateral" means any and all property of Debtor in which Bank now has or by this Agreement now or later acquires a security interest.

       1.2 "Debtor's Property in Possession of Bank" means goods, instruments, documents, policies and certificates of insurance, deposits, money or other property now owned or later acquired by Debtor or in which Debtor now has or later acquires an interest and which are now or later in possession of Bank or as to which Bank now or later controls possession by documents or otherwise.

       1.3 "Environmental Law" means any laws, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment, including, without limit, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 USC 9601 et seq.), and the Resource Conservation and Recovery Act, as amended (42 USC 6901 et seq.).

       1.4 "Equipment" and "Fixtures" each have the respective meaning assigned it in Article 9 and/or Chapter 1309 of the Uniform Commercial Code, as of the date of this Agreement.

       1.5 "Proceeds" has the meaning assigned it in Article 9 of the Uniform Commercial Code, as of the date of this Agreement, and also includes without limit cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

       1.6 "Uniform Commercial Code" means Chapters 1301 through 1310 of the Ohio Revised Code, as amended.

       1.7 Except as otherwise provided in this Agreement, all terms used in this Agreement have the meanings assigned to them in Chapter 1309 (or, absent definition in Chapter 1309, in any other Article) of the Uniform Commercial Code, as of the date of this Agreement.

2. Warranties, Covenants and Agreements. Debtor warrants, covenants and agrees as follows:

       2.1 The Collateral has been acquired (or will be acquired) for use primarily in business. Bank at its option may disburse loan proceeds directly to the seller of any Collateral to be acquired with proceeds of loans from Bank.

       2.2 All items constituting a part of the Collateral which are Fixtures under applicable law or which are in fact attached to real estate are described in attached Schedule A (if any) (but the failure by Debtor to attach a Schedule A to this Agreement shall not in any way affect or impair Bank's security interest in Fixtures). There is also set forth in Schedule A (if any) a description of the real estate upon which all these items are located and the name(s) and address(es) of the owner(s) and mortgagee(s) of the real estate. Debtor upon demand of Bank shall furnish Bank with consents or disclaimers filed by all persons having an interest in the real estate (including without limit owners, mortgage


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


              holders and lessees) consenting to Bank's security interest and acknowledging its priority or disclaiming any interest in the Collateral.

       2.3 At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Bank, Debtor shall be deemed to have warranted that (a) Debtor is the lawful owner of the Collateral and has the right and authority to subject the same to a security interest granted to Bank and (b) except for leases currently in place, none of the Collateral is subject to any security interest other than that in favor of Bank and the lien of Foxmeyer Drug Co. ("Foxmeyer") and there are no financing statements on file other than in favor of such parties.

       2.4 Debtor will keep the Collateral free at all times from any and all claims, liens, security interests and encumbrances other than those in favor of Bank and except for leases currently in place and for leased equipment in an amount not to exceed $50,000. Debtor will not, without the prior written consent of Bank, sell, transfer or lease, or permit or suffer to be sold, transferred or leased any or all of the Collateral. Bank or its agents or attorneys may at all reasonable times inspect the Collateral and may enter upon all premises where the Collateral is kept or might be located. Debtor shall allow Bank to examine, inspect and make abstracts from, or copy any of Debtor's books and records (relating to the Collateral or otherwise).

       2.5 Debtor will do all acts and things, and will execute all writings requested by Bank to establish, maintain and continue a perfected and first security interest of Bank in the Collateral, and will pay on demand all costs and expenses of searches, filing and recording deemed necessary by Bank to establish, determine or continue the validity and the priority of Bank's security interest.

       2.6 If Bank, acting in its sole discretion, redelivers Collateral to Debtor or Debtor's designee for the purpose of

              (a)    the ultimate sale or exchange thereof, or

              (b)    presentation,   collection,  renewal,  or  registration  of
                     transfer thereof, or

              (c)    loading,  unloading,   storing,  shipping,   transshipping,
                     manufacturing, processing or otherwise dealing therewith preliminary to sale or exchange,


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

              such redelivery shall be in trust for the benefit of Bank and shall not constitute a release of Bank's security interest therein or in the proceeds or products thereof unless Bank specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Bank. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Bank and forthwith delivered to Bank for application on the Indebtedness. Bank may (if, in its sole discretion, it elects to do so) deliver the Collateral or any part of the Collateral to Debtor, and such delivery by Bank shall discharge Bank from any and all liability or responsibility for such Collateral.

       2.7 Debtor acknowledges and agrees that the Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and Debtor is not relying upon assets in which the Bank has or may have a lien or security interest for payment of the Indebtedness.

       2.8 Debtor will pay promptly and within the time that they can be paid without interest or penalty all taxes, assessments and similar imposts and charges which at any time are or may become, a lien, charge, or encumbrance upon any of the Collateral, except to the extent contested in good faith in a manner satisfactory to Bank. If Debtor fails to pay any of these taxes, assessments, or other charges in the time provided above, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest default rate which could be charged by Bank to Debtor on any Indebtedness.

       2.9 Debtor will keep the Collateral in good condition and will safeguard and protect it from loss, damage or deterioration from any cause. Debtor has and will maintain at all times (a) with respect to the Collateral, insurance against fire and other risks customarily insured against under an "all risk" policy and such other risks customarily insured against by persons engaged in similar business to that of Debtor, and (b) public liability insurance and other insurance as may be required by law or reasonably required by Bank, all of which insurance shall be in amount, form and content, and written by companies as may be satisfactory to Bank, naming Bank as sole payee as to the Collateral. Debtor will deliver to Bank evidence satisfactory to Bank that

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


              the required insurance has been procured. If Debtor fails to maintain satisfactory insurance, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest default rate which could be charged by Bank to Debtor on any Indebtedness.

       2.10 If any of the Collateral (or any records concerning the Collateral) is located or kept by Debtor on leased premises, Debtor will: (a) provide a complete and correct copy of all applicable leases to Bank, (b) furnish or cause to be furnished to Bank from each landlord under such leases a lessor's acknowledgment and subordination in form satisfactory to Bank authorizing, on Default, Bank's entry on such premises to enforce its rights and remedies under this Agreement and (c) comply with all such leases. Debtor's rights under all such leases shall further be part of the Collateral, and included in the security interest granted to Bank hereunder.

       2.11 Debtor agrees to reimburse Bank upon demand for all fees and expenses incurred by Bank (a) in seeking to collect the Indebtedness or any part of it (through formal or informal collection actions, workouts or otherwise), in defending the validity or priority of its security interest, or in pursuing its rights and remedies under this Agreement or under any other agreement between Bank and Debtor; (b) in connection with any proceeding (including, without limit, bankruptcy, insolvency, administrative, appellate, or probate proceedings or any lawsuit) in which Bank at any time is involved as a result of any lending relationship or other financial accommodation involving Bank and Debtor; or (c) incurred by Bank during the continuance of an Event of Default, which fees and expenses relate to or would not have been incurred but for any lending relationship or other financial accommodation involving Bank and Debtor. The fees and expenses include, without limit, court costs, legal expenses, reasonable attorneys' fees, paralegal fees, internal transfer charges for in-house attorneys and paralegals and other services, and audit expenses.

       2.12 Debtor at all times shall be in strict compliance with all applicable laws.

       2.13 Debtor is and shall be in strict compliance with all Environmental Laws.

       2.14 Debtor acknowledges and agrees that if any Guaranty is executed by the Debtor in connection with or related to this Agreement, all waivers contained in that Guaranty

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

              shall be and are incorporated by reference into this Agreement.

3.     Defaults, Enforcement and Application of Proceeds.

       3.1 Upon the occurrence of any of the following events (each an "Event of Default"), Debtor shall be in default under this Agreement:

              (a) Any failure or neglect to comply with, or breach of, any of the terms, provisions, warranties or covenants of this Agreement, or any other agreement or commitment between Debtor or the Borrower or any or all of them or any guarantor of any of the Indebtedness ("guarantor") and Bank; or

              (b) Any failure to pay the Indebtedness within five (5) days when due, or such portion of it as may be due, by acceleration or otherwise; or

              (c) If the Collateral or any part of it ceases to be personal property unless shown to the contrary in this Agreement;

              (d) Any warranty, representation, financial statement or other information made, given or furnished to Bank by or on behalf of Debtor or the Borrower or any or all of them or any guarantor shall be, or shall prove to have been, false or materially misleading when made, given, or furnished; or

              (e) Any loss, theft, substantial damage or destruction to or of any of the Collateral, or the issuance or filing of any attachment, levy, garnishment or the commencement of any proceeding in connection with any of the Collateral or of any other judicial process of, upon or in respect of Debtor or the Borrower or any or all of them or any guarantor or any of the Collateral; or

              (f) Sale or other disposition by Debtor or the Borrower or any or all of them or any guarantor of any substantial portion of its assets or property without replacing such assets or property with property of a similar nature and quality, or voluntary suspension of the transaction of business by Debtor or Borrower or any or all of them or any guarantor, or death, dissolution, termination of existence, merger, consolidation, insolvency, business failure, or assignment for the benefit of creditors of or by Debtor or Borrower or any or all of them or any guarantor; or commencement of any


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

                     proceedings under any state or federal bankruptcy or insolvency laws or laws for the relief of debtors by or against Debtor or Borrower or any or all of them or any guarantor; or the appointment of a receiver, trustee, court appointee, sequestrator or otherwise, for all or any part of the property of Debtor or Borrower or any or all of them or any guarantor; or

              (g) Any termination or notice of termination of any guaranty of collection or payment of, or any breach, termination or notice of termination of any subordination agreement, pledge, or collateral assignment relating to, all or any part of the Indebtedness; or

              (h) Any failure by Debtor or Borrower or any or all of them or any guarantor to pay when due any of its indebtedness (other than to Bank) or in the observance or performance of any term, covenant or condition in any agreement evidencing, securing or relating to that indebtedness, and such failure gives rise to an immediate right of acceleration of such indebtedness.

       3.2 Upon the occurrence of any Event of Default, Bank may at its discretion and without prior notice to Debtor declare any or all of the Indebtedness to be immediately due and payable, and shall have and may exercise any one or more of the following rights and remedies:

              (a) exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;

              (b) institute legal proceedings to foreclose upon and against the lien and security interest granted by this Agreement, to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any of the Collateral or proceeds of any sale of it;

              (c)    institute  legal   proceedings  for  the  sale,  under  the
                     judgment or decree of any court of competent jurisdiction, of any or all of the Collateral; and/or

              (d) personally or by agents, attorneys or appointment of a receiver, enter upon any premises where the Collateral or any part of it may then be located, and take possession of all or any part of it and/or


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

                     render it unusable, and without being responsible for loss or damage to such Collateral, except for loss or damage caused by Bank's gross negligence or willful misconduct,

                     (i) hold, store, and keep idle, or lease, operate, remove or otherwise use or permit the use of, the Collateral or any part of it, for that time and upon those terms as Bank, in its sole discretion, deems to be in its own best interest, and demand, collect and retain all resulting earnings and other sums due and to become due from any party, accounting only for net earnings, if any (unless the Collateral is retained in satisfaction of the Indebtedness, in which case no accounting will be necessary) arising from that use (which net earnings may be applied against the Indebtedness) and charging against all receipts from the use of the Collateral or from its sale, by court proceedings or pursuant to subsection
                            (ii) below, all other costs, expenses, charges, damages and other losses resulting from that use; and/or

                     (ii) sell, lease or dispose of, or cause to be sold, leased or disposed of, all or any part of the Collateral at one or more public or private sales, leasings or other dispositions, at places and times and on terms and conditions as Bank may deem fit, without any previous demand or advertisement and, except as provided in this Agreement, all notice of sale, lease or other disposition, and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Bank to sell, lease or otherwise dispose of the Collateral or as to the application by Bank of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law are expressly waived by Debtor to the fullest extent permitted.

                     At any sale pursuant to this Section 3.2, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Bank or a public officer under order of a court to have present physical or constructive possession of the Collateral to be sold. The recitals

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

                     contained in any conveyances and receipts made and given by Bank or the public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the Indebtedness, the accrual and nonpayment of it and advertisement and conduct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any of the Collateral, the receipt of the officer making the sale under judicial proceedings or of Bank shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any of the Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral.

       3.3 The proceeds of any sale or other disposition of Collateral authorized by this Agreement shall be applied by Bank first upon all expenses authorized by the Uniform Commercial Code and all reasonable attorney fees and legal expenses incurred by Bank; the balance of the proceeds of the sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal, then to remaining Indebtedness, if any, and the surplus, if any, shall be paid over to Debtor or to such other person(s) as may be entitled to it under applicable law. Debtor shall remain liable for any deficiency, which it shall pay to Bank immediately upon demand.

       3.4 Nothing in this Agreement is intended, nor shall it be construed, to preclude Bank from pursuing any other remedy provided by law for the collection of any or all of the Indebtedness or for the recovery of any other sum to which Bank may be or become entitled for the breach of this Agreement by Debtor. Nothing in this Agreement shall reduce or release in any way any rights or security interests of Bank contained in any existing agreement between Debtor and Bank, nor shall anything in this Agreement modify the terms of any Indebtedness owing to Bank on a demand basis.

       3.5 No waiver of default or consent to any act by Debtor shall be effective unless in writing and signed by an authorized officer of Bank. No waiver of any default or forbearance on the part of Bank in enforcing any of its rights under this Agreement shall operate as a waiver of


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


              any other default or of the same default on a future occasion or of any rights.

       3.6 Debtor irrevocably appoints (which appointment is coupled with an interest) Bank or any employee or agent of Bank the true and lawful attorney of Debtor (with full power of substitution) in the name, place and stead of, and at the expense of, Debtor:

              (a) to give any necessary receipts or acquittances for amounts collected or received under this Agreement;

              (b) to make all necessary transfers of all or any part of the Collateral in connection with any sale, lease or other disposition made pursuant to this Agreement;

              (c)    to  adjust  and   compromise  any  insurance  loss  on  the
                     Collateral and to endorse checks or drafts payable to Debtor in connection with the insurance;

              (d) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any permitted sale, lease or other disposition of the Collateral. Debtor ratifies and confirms all that its said attorney (or any substitute) shall lawfully do under this Agreement. Nevertheless, if requested by Bank or a purchaser or lessee, Debtor shall ratify and confirm any such sale, lease or other disposition by executing and delivering to Bank or the purchaser or lessee all proper bills of sale, assignments, releases, leases and other instruments as may be designated in any such request; and

              (e) to execute and file in the name of and on behalf of Debtor all financing statements or other filings deemed necessary or desirable by Bank to evidence, perfect or continue the security interests granted in this Agreement.

       3.7 Upon the occurrence of an Event of Default, Debtor also agrees, upon request of Bank, to assemble the Collateral and make it available to Bank at any place designated by Bank which is reasonably convenient to Bank and Debtor.

4.     Miscellaneous.

       4.1 This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Ohio. Notwithstanding the foregoing, the parties acknowledge that the Indebtedness secured hereby was


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

              approved and made and the proceeds of the Indebtedness were disbursed in the State of Michigan.

       4.2 This Agreement shall be terminated only by the filing of a termination statement in accordance with the applicable provisions of the Uniform Commercial Code, but the obligations contained in
              Section 2.13 of this Agreement shall survive termination. Until terminated, the security interest created by this Agreement shall continue in full force and effect and shall secure and be applicable to all advances now or later made by Bank to Debtor, whether or not Debtor is indebted to Bank immediately prior to the time of any advance, and to all other Indebtedness.

       4.3 Notwithstanding any prior revocation, termination, surrender or discharge of this Agreement, the effectiveness of this Agreement shall automatically continue or be reinstated, as the case may be, in the event that (a) any payment received or credit given by the Bank in respect of the Indebtedness is returned, disgorged or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds, or otherwise under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Agreement shall be enforceable against Debtor as if the returned, disgorged or rescinded payment or credit had not been received or given, whether or not the Bank relied upon this payment or credit or changed its position as a consequence of it; or (b) any liability is imposed, or sought to be imposed, against the Bank relating to Debtor's failure to comply with all Environmental Laws, (excluding only conditions which arise after any acquisition by the Bank of any such Property, by foreclosure, in lieu of foreclosure or otherwise, to the extent due to the wrongful act or omission of the Bank), in which case this Agreement shall be enforceable to the extent of all liability, costs and expenses (including without limit reasonable attorney fees) incurred by the Bank as the direct or indirect result of such failure. In the event of continuation or reinstatement of this Agreement, Debtor agree(s) upon demand by the Bank to execute and deliver to the Bank those documents which the Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuation. If Debtor does not execute and deliver to the Bank upon demand such documents, the Bank and each Bank officer is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of Debtor (with full power of substitution) to execute and deliver such documents in the name and on behalf of Debtor.

       4.4 This Agreement and all the rights and remedies of Bank under this Agreement shall inure to the benefit of Bank's successors and assigns and to any other holder who derives from Bank title to or an interest in the Indebtedness or any portion of it, and shall bind Debtor and the successors and permitted assigns of Debtor.

       4.5 If there is more than one Debtor, all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Bank are made or given jointly and severally.

       4.6 In addition to Bank's other rights, any indebtedness owing from Bank to Debtor can be set off and applied by Bank on any Indebtedness at any time(s) either before or after maturity or demand without notice to anyone.

       4.7 In the event that applicable law shall obligate Bank to give prior notice to Debtor of any action to be taken under this Agreement, Debtor agrees that a written notice given to it at least five days before the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other disposition is to be made, unless a shorter notice period is reasonable under the circumstances. A notice shall be deemed to be given under this Agreement when delivered to Debtor or when placed in an envelope addressed to Debtor and deposited, with postage prepaid, in a post office or official depository under the exclusive care and custody of the United States Postal Service. The mailing shall be registered, certified or first class mail.

       4.8 A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code and may be filed by Bank in any filing office.

       4.9 No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement.

       4.10 The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement.

       4.11 No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by Debtor and an authorized officer of Bank.

       4.12 This Agreement constitutes the entire agreement of Debtor and Bank with respect to the subject matter of this Agreement.

       4.13 To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Agreement shall modify the terms and conditions of that Indebtedness nor shall anything contained in this Agreement prevent Bank from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.

5. Statement of Business Name, Residence and Location of Collateral. Debtor warrants, covenants and agrees as follows:

       5.1 Debtor's chief executive office is located in the County of Cuyahoga.

       Mailing Address:  1400 E. Schaaf Road, Brooklyn Heights, Ohio   44131
                         ------------------------------------------------------
                         No. and Street       City              State  Zip Code

              This location is (check one box):

              [_] Owned      [x] Leased     by the Debtor.

       5.2 Any other places of business and/or residences of Debtor are indicated below: 1350 West State Street, Alliance, Ohio 44601

       5.3 Debtor's correct legal name is set forth at the end of this Agreement. During the past five years, Debtor has not conducted business under any other name except as set forth in any appropriately labeled schedule attached to this Agreement.

       5.4 Until Bank is advised in writing by Debtor to the contrary, all notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtor at the address indicated in Section 5.1 above.

       5.5 Debtor will give Bank not less than 90 days prior written notice of all contemplated changes in Debtor's name, identity, corporate structure, and/or any of the above addresses, but the giving of this notice shall not cure any default caused by this change.

6.     Jury Waiver.

       6.1 DEBTOR aND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

7.     Special Provisions Applicable to this Agreement. (*None, if left blank)



Dated and delivered on:

January 24, 1995                        CONTINENTAL MANAGED PHARMACY
------------------------                  SERVICES, INC.
                                          Debtor

at Cleveland, Ohio                      By: /s/ MICHAEL R. ERLENBACH
                                           ----------------------------------
                                           Signature of

                                           Its: Executive Vice President
                                               ------------------------------
                                               Title (if applicable)


                                        By: /s/ [ILLEGIBLE]
                                           ----------------------------------
                                           Signature of

                                           Its: Vice President, Treasurer
                                               ------------------------------
                                               Title (if applicable)